GUARANTY AND SUBORDINATION AGREEMENT

         THIS GUARANTY AND SUBORDINATION AGREEMENT ("Guaranty") by and between the undersigned signing as "Guarantor" at the end hereof ("Guarantors") and Bennett Funding International, Ltd. ("Lender") is made the 4th day of October, 1994.

                                    RECITALS

         WHEREAS, Lender is entering into a Construction Loan Agreement and a Construction Promissory Note - (collectively the "Agreement") with VCA South Bend Incorporated ("Developer") bearing even date herewith; and,

         WHEREAS, Lender is willing to enter into the Agreement with Developer only if Guarantors agree to guaranty the full, timely, faithful performance of and payment under and compliance with the Agreement and the instruments, agreements and documents called for thereunder (collectively the "Documents").

         NOW THEREFORE, in order to induce Lender to enter into the Agreement with Developer and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Guarantors hereby unconditionally covenant and agree with Lender as follows:

                  1. Each Guarantor hereby jointly, severally and unconditionally guaranties to Lender (a) the full, complete and punctual performance by Developer of all the terms, covenants and conditions contained in the Documents ("Obligations") and (b) the due and punctual payment of all sums at any time owed by the Developer under the Documents as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Documents, and all losses, costs, expenses and reasonable attorneys' fees incurred by reason of the occurrence of an Event of Default under the Documents (herein collectively the "Indebtedness"). In case of failure by the Developer punctually to pay the Indebtedness, each Guarantor hereby jointly, severally and unconditionally agrees to make such payment punctually as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise.

                  2. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of (i) the validity, regularity or enforceability of the Indebtedness, (ii) the absence of any attempt to collect from the Developer or any other Guarantor, (iii) whether any other action has been instituted or taken to enforce the same, (iv) the waiver or consent by Lender with respect to any provisions of the Documents, (v) the validity or enforceability of the Guaranty against one or more of any other Guarantors or
(vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

                  3. Each Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of receivership or bankruptcy of the Developer, protest or notice with respect to the Indebtedness and all demands whatsoever and covenants that its obligations under this Guaranty will not be discharged except by complete performance of the obligations of the Developer contained in the Documents. Upon any default of the Developer, Lender may, at its option, proceed directly and at once, without notice, against any one or more of the Guarantors to collect and recover the full amount of its liability hereunder, or any portion thereof, without proceeding against the Developer, any other Guarantor or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying any property, real or personal, Lender may then hold as security for such Indebtedness.

                  4. The Guarantors authorize Lender, without notice or demand and without affecting the liability of the Guarantors hereunder, from time to time to (a) renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof; (b) accept partial payments on the Indebtedness; (c) take and hold security for the payment of this Guaranty or the Indebtedness and exchange, enforce, waive and release any such security; (d) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and (e) settle, release, compromise, collect or otherwise liquidate any Indebtedness and any security therefor in any manner, without affecting or impairing the obligations of each Guarantor hereunder. Lender may without notice assign this Guaranty in whole or in part.

                  5. From and after the occurrence of an event of default by Developer and until all Indebtedness of the Developer to Lender shall have been paid in full, each Guarantor shall have no right of subrogation, and each Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against the Developer and any benefit of, and any right to participate in, any security at any time held by Lender. Each Guarantor waives all set-offs and counterclaims and all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of the Guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

                  6. From and after the occurrence of an Event of Default by Developer, ( as defined in the "Agreement" ), Guarantor subordinates all Guarantor's liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Developer and/or Developer's assets and property ("Developer's Property") resulting from Developer's present and future indebtedness to Guarantor ("Subordinated Indebtedness"), and agrees that all liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Developer and Developer's Property resulting from the Subordinated Indebtedness shall be subordinate, inferior and subject to the claims and rights of Lender against Developer and/or Developer's Property under the terms of any of the documents whether direct or contingent or whether now or hereafter created. Guarantor grants to Lender a security interest in the Subordinated Indebtedness, which shall be collected, enforced and received by the holder(s) thereof for Lender and be paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under any of the other provisions of this Guaranty;
provided, however, that unless an event of default has occurred and is continuing, Guarantor may retain for its own account reasonable salaries or fees for services actually rendered or monies due. Notwithstanding anything herein to the contrary, if any portion of the Subordinated Indebtedness becomes due and payable prior to its stated maturity, Lender shall be entitled to receive full performance of the Obligations before the holder(s) thereof is/are entitled to receive any payment on the Subordinated Indebtedness, except salaries, or for services actually rendered.

         7. Guarantor will not take any action which will either (i) force the sale of Developer's Property in order to satisfy the Subordinated Indebtedness or (ii) affect in any manner any and all of Lender's liens, security interests, claims or rights of any kind that Lender may now have or hereafter acquire against Developer and/or Developer's Property. Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder and covenants to perform such further acts as necessary or appropriate to giving effect to this subordination. Without limiting the generality of the foregoing, Guarantor will not assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Guaranty; and Guarantor shall cause all evidence of the Subordinated Indebtedness to set forth the provisions hereof or to bear a legend that it is subject hereto.

         8. This Guaranty constitutes the entire understanding of the parties with respect to the subject matter hereof and neither this Guaranty nor any provision hereof may be amended, terminated, changed, waived or discharged orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, termination, change, waiver or discharge is sought.

         9. This Guaranty may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         10. No failure or delay by Lender or the holder of the Construction Promissory Note in exercising any right, power or privilege hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

         11. This Guaranty shall be deemed to have been negotiated, made and executed in Onondaga County, State of New York regardless of the order in which the signatures of the parties shall be affixed hereto. This Guaranty and the rights of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws and public policies of the State of New York, exclusive of New York's Conflict of Laws rules and public policies. IN ANY ACTION TO ENFORCE THE PROVISIONS OF THIS GUARANTY, PERSONAL JURISDICTION AND VENUE SHALL BE IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF NEW YORK.

         IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned on this 4th day of October, 1994.

                                         ILX Incorporated

                                         By:
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                                         Title:
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